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                                                                    EXHIBIT 23.3


                         Independent Auditors' Consent


We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-4 (No. 333-87452) of United Auto Group, Inc. of our report dated May 10, 2002 relating to the financial statements of HBL, LLC for the ten months ended December 31, 2001, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




                                          Crowe, Chizek and Company LLP

South Bend, Indiana
August 1, 2002